Finance Costs, Net - Components of Finance Costs, Net, Include Other Finance Costs (Income) (Detail) - USD ($) $ in Millions	3 Months Ended		6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023
Material income and expense [abstract]
Net (gains) losses due to changes in foreign currency exchange rates	$ (5)	$ 36	$ (31)	$ 59
Net losses on derivative instruments	3	66	2	135
Other	0	0	5	(2)
Other finance (income) costs	$ (2)	$ 102	$ (24)	$ 192